                                                                   EXHIBIT 10.22

                                MOVIE STAR, INC.
                                  1115 BROADWAY
                            NEW YORK, NEW YORK 10010

                                                                   June 30, 2006

Michael A. Salberg, Esq.
Mr. Joel M. Simon
c/o Movie Star, Inc.
1115 Broadway
New York, New York 10010

Dear Michael and Joel:

         In consideration for serving as a member of an ad hoc committee of the
Board of Directors of Movie Star, Inc. ("Company"), the Company shall pay each of you a fee of $7,500 per month commencing with the month ended June 30, 2006 for a period of up to four months.

         Please indicate your agreement to the foregoing by signing in the space provided below.

                                       Very truly yours,

                                       MOVIE STAR, INC.

                                       By: /s/ Thomas Rende
                                          --------------------------------------
                                          Thomas Rende, Chief Financial Officer

ACCEPTED AND AGREED TO:

/s/ Michael A. Salberg
--------------------------------------
Michael A. Salberg, Director

/s/ Joel M. Simon
--------------------------------------
Joel M. Simon, Director